AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
SEPARATE ACCOUNT D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED APRIL 2, 2002
TO PROSPECTUS DATED APRIL 28, 1987
AS SUPPLEMENTED APRIL 26, 1988
AND AS SUPPLEMENTED MAY 1, 1989
AND AS SUPPLEMENTED MAY 1, 1990
AND AS SUPPLEMENTED MARCH 19, 1991
AND AS SUPPLEMENTED JANUARY 2, 1992
AND AS SUPPLEMENTED AUGUST 31, 2001

          This supplement explains two issues that impact your variable annuity contract ("Contract") as a result of a request by Van Kampen Life Investment Trust (the "Life Investment Trust") for approval of a proposition which affects the Contract. The first issue discusses the effect on your Contract if the proposition is voted "AGAINST" and the second issue discusses the effect on the Contract if the proposition is voted "FOR."

          The Life Investment Trust is seeking the approval of shareholders for the reorganization of its series, the Domestic Income Portfolio ("LIT Domestic Income"), into another of its series, the Government Portfolio ("LIT Government"). AGL is required to solicit the votes of Contract owners. Contract owners with all or a part of their Contract values invested in the LIT Domestic Income Division as of February 15, 2002 were solicited to provide AGL with voting instructions for the shares attributable to their Contract.

ISSUE 1.     If the proposed reorganization is NOT APPROVED there will be no change to your Contract or the investment options available under the Contract.

ISSUE 2.     If the proposed reorganization IS APPROVED, the LIT Government will be added as a new investment option available in your Contract. Contract owners will receive units of interest in the LIT Government Division in exchange for their units of interest in the LIT Domestic Income Division. The LIT Domestic Income will cease to be a separate entity.

          This process will take place over a period of four days. Monday, April 29, 2002 will be the last day Contract values can move into or out of the LIT Domestic Income Division. Trade orders must be received by AGL by 3 PM Central Time in order to receive the values established at the close of the market on April 29. On Tuesday, April 30, 2002, there will be no trade orders accepted. On Wednesday, May 1, 2002, the transfer agent for the Life Investment Trust will sell shares of LIT Domestic Income and purchase shares of LIT Government. Thursday, May 2, 2002 will be the first day that Contract values can be invested in the LIT Government Division.

          If you have all or any part of your Contract values invested in the LIT Domestic Income Division on April 30, 2002 you will receive a written confirmation of the transfer to the LIT Government Division within five days after the transaction.

          You may also transfer out of the LIT Domestic Income Division to any other available Division of your Contract prior to April 30, 2002, without having such transfer(s) incur a $25.00 Transfer Charge, or count against the 12 free transfers which you are allowed each Contract Year.